Exhibit 99.1

Abundia Global Impact Group Completes Strategic Acquisition of RPD Technologies

Strengthens Abundia’s vertically integrated business strategy by expanding operations, capabilities and value proposition of its scalable waste-to-value model; recognizes immediate revenue stream

HOUSTON, TX – April 1, 2026 – Abundia Global Impact Group, Inc. (NYSE American: AGIG) (“Abundia” or the “Company”), a low-carbon energy solutions company focused on converting biomass and plastics waste into high-value low-carbon fuels, today announced that it has completed the acquisition (the “Acquisition”) of RPD Technologies Americas, LLC (“RPD”), a scale-up project development firm focused on the design, construction, operations of pilot plants and consulting services. The Acquisition was completed and effective on April 1, 2026.

Abundia – RPD Acquisition Strategic Highlights

●	Establishes Additional Revenue Stream and Long-term Conversion Pipeline: Adds revenue generating business to Abundia’s financial profile with longer term realization of high-margin economics to deliver on the Company’s commitment to drive shareholder value

●	Increased Scale and Operational Capabilities: Adds a new business vertical offering an existing customer base, long-term opportunity pipeline and team of scale up project development and engineering experts in refining, petrochemical and renewables that establishes this unit as a core competency

●	Expands Vertically Integrated Waste-to-Value Model: Integrates into Abundia’s model bringing development and scale up capabilities in-house and increases exposure to the full economic value chain of its waste-to-value vertically integrated platform

●	Strengthens Competitive Advantage to Form a Resilient Business: Distinguishes Abundia’s market position as a waste-to-value supply chain consolidator while strengthening and diversifying its operations and financial performance

“We’ve entered the second quarter with strong momentum led by the acquisition of RPD, fulfilling another meaningful milestone for Abundia,” said Ed Gillespie, Chief Executive Officer of Abundia. “This strategic execution underscores our disciplined approach to high value M&A opportunities that enhance our business’s ability to operate across the waste-to-value chain as a fully integrated producer of renewable products. RPD’s services business creates diversification within Abundia’s capabilities and complements the renewable products business. In parallel, we gain immediate top line growth from a revenue generating business with an established pipeline of future business. Over time, we believe RPD’s long-term opportunities will grow as we relocate its operations to the Innovation Center, currently under construction and specifically designed to cater to larger projects, positioning RPD for expansion.”

“Importantly, by converging RPD’s capabilities and its highly skilled team with Abundia’s waste-to-value project, we unlock a valuable cog in our current development cycle that strengthens our vertical integration strategy. Of particular focus is RPD’s proven track record in the development and scaling of processes in the petrochemical and renewable energy industries. This new unit will organically accelerate the company’s trajectory by assisting in the next phase of engineering the Biomass technology stack,” concluded Mr. Gillespie.

Transaction Overview

RPD initiated operations in 2019 as a project developer within the energy space offering engineering and design support for the development, scale up and commercialization of new technologies focused on refining, petrochemical and renewables. RPD’s team of approximately twenty (20) employees and engineers augment Abundia’s business with expertise in operations, engineering, process safety and quality control, and technical mechanics with a combined 100 + years of chemical engineering scale-up experience.

Revenue generated by RPD will be recognized as total revenue in Abundia’s second quarter 2026 financial statements and the Securities and Exchange Commission (the “SEC”) filings. RPD will operate as a wholly owned subsidiary of Abundia, maintaining its existing team, customer relationships, and project pipeline, while benefiting from the integration within Abundia’s broader platform.

Abundia’s acquisition of RPD aligns with its long-term strategic priorities reflected in the establishment of an incremental revenue-generating core competency under its vertically integrated waste-to-value business model. Abundia will benefit from RPD’s existing pipeline and revenue stream and favorably positions the Company to generate long-term value to shareholders. Additionally, the Acquisition demonstrates Abundia’s disciplined and strategic M&A approach, adding a services vertical that accelerates value generation. As a unit of Abundia, the RPD team will be well positioned to grow and expand operations, assets, and capabilities, supporting operating and revenue growth as it scales into a larger business.

About Abundia Global Impact Group, Inc.

Abundia Global Impact Group, Inc. (NYSE American: AGIG), formerly Houston American Energy Corp., is a low-carbon energy company focused on converting waste into value. Headquartered in Houston, Texas, we are developing commercial-scale facilities that transform waste plastics and biomass into drop-in fuels and low-carbon chemical feedstocks. Our flagship project at Cedar Port positions Abundia at the center of the Gulf Coast’s energy and chemical infrastructure, with access to feedstock supply chains, upgrading partners, and end markets.

For more information, please visit www.abundiaimpact.com.

About RPD Technologies Americas, LLC

RPD is a project development firm focused on the design, development, scale up and commercialization of new technologies in the refining, petrochemical and renewables space. Collectively, the RPD team accounts for over 100+ years of chemical engineering and scale up experience. RPD’s capabilities consist of project inception and design, the construction commissioning start-up stage, experimental operations phase, scale up analysis and modeling. A critical element of RPD’s capabilities in renewable energy is expansive experience with the technologies and mechanics associated with the refining process of various feedstock including pyrolysis-oils, biomass, plastics and derivatives streams, naphtha, UMO, VGO, and lipids. RPD was founded in 2019 and with headquarters in the Cedar Port Industrial Park in Baytown, TX. To learn more, visit www.rpdtechnologies.com.

Forward-Looking Statements

This press release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information generally is accompanied by words such as “believe,” “may,” “will,” “could,” “intend,” “expect,” “plan,” “predict,” “potential” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this press release includes, but is not limited to, statements about the Company’s expectations with respect to the Acquisition, including statements regarding the benefits of the Acquisition, the implied valuation of the Company, the products offered by the Company and the markets in which it operates, and the Company’s projected future results and market opportunities, as well as information with respect to the Company’s future operating results and business strategy. Actual results may differ materially from those indicated by these forward-looking statements as a result of a variety of factors, including, but not limited to: (i) risks and uncertainties impacting the Company’s business including, risks related to its current liquidity position and the need to obtain additional financing to support ongoing operations, the Company’s ability to continue as a going concern, the Company’s ability to maintain the listing of its common stock on NYSE American, the Company’s ability to predict its rate of growth, and (ii) other risks as set forth from time to time in the Company’s filings with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond the control of the Company.

With respect to the forward-looking information contained in this news release, the Company has made numerous assumptions. While the Company considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing the Company’s business is disclosed in our Annual Report on Form 10-K and other filings with the SEC on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and the Company disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

Investors:

CORE IR

IR@abundiaglobalimpactgroup.com